USI Holdings Corporation USI Holdings Corporation June 2006 June 2006 Exhibit 99.1

About Forward-Looking Statements About Forward-Looking Statements
About Forward-Looking Statements
This document and the related oral presentation include forward-looking statements that are subject to a number of risks and uncertainties, many of which are beyond the control of USI Holdings Corporation, which may include statements about:
•
its business strategy;
•
its financial strategy;
•
its future operating results;
•
the integration of its operations with businesses or assets that it has acquired or may acquire in the future;
•
competition from others in the insurance agency and brokerage business;
•
future regulatory actions and conditions in the states in which it conducts its business; and
•
its plans, objectives, expectations and intentions contained in this document that are not historical.
All statements other than statements of historical fact included in this or the related oral presentation, including statements regarding USI’s strategy, financial position, estimated revenues and losses, projected costs, prospects and plans and objectives of management, including the benefits expected to be derived from the implementation of USI’s business strategy, are forward-looking statements. When used in this document, the words “will,” “could,” “believe,”
“anticipate,” “intend,” “estimate,” “expect,” “project,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. All forward-looking statements speak only as of the date of this document. You should not place undue reliance on these forward-looking statements.
Although USI believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, USI cannot assure you that these plans, intentions or expectations will be achieved. USI discloses important factors that could cause its actual results to differ materially from its expectations under “Risk
Factors”, “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” and elsewhere in its filings with the Securities and Exchange Commission. These cautionary statements qualify all forward-looking statements attributable to USI or persons acting on its behalf.

USI Senior Management Team USI Senior Management Team
USI Senior Management Team
Experience with 200+ acquisitions sourced, completed, and integrated
Team has worked together in USI and other brokers for many years
Experience with 200+ acquisitions sourced, completed, and integrated
Team has worked together in USI and other brokers for many years
Name Position Industry Experience Age
David Eslick Chairman, President and CEO 26 47
Jeff Jones Chief Marketing Officer 29 51
Bob Schneider EVP & Chief Financial Officer 27 52
Ed Bowler Senior VP, Corporate Development 18 49
Ernest Newborn Senior VP, General Counsel and Secretary 16
48
Robert Nesbit Senior VP, Human Resources 2 49
Phil Larson Senior VP, Operations 10 35

USI Profile USI Profile
USI Profile
A Market Leader
– 10th largest U.S. Broker based on 2004 revenues
(a)
– Leading Benefits Broker (represents 43% of 2005 total revenues)
National Scale with a Local Presence
– 68 Offices in 19 states
– Approximately 500 sales professionals
– More than 60,000 commercial clients
Middle Market Focus
– Approximately 1.1 million middle market businesses in the U.S.
– Predominantly served by local and regional brokers
– Buying decisions are made by CEOs and CFOs who value convenience and comprehensive advice
Broad Product Resources and Distribution Capability
– Property & casualty, health & welfare, and financial services
– 5 broad product categories – over 20 products and services
Demonstrated Cross-Selling Success
– Approximately 50% of top 400 clients with at least 2 broad product categories
A Market Leader
– 10th largest U.S. Broker based on 2004 revenues
(a)
– Leading Benefits Broker (represents 43% of 2005 total revenues)
National Scale with a Local Presence
– 68 Offices in 19 states
– Approximately 500 sales professionals
– More than 60,000 commercial clients
Middle Market Focus
– Approximately 1.1 million middle market businesses in the U.S.
– Predominantly served by local and regional brokers
– Buying decisions are made by CEOs and CFOs who value convenience and comprehensive advice
Broad Product Resources and Distribution Capability
– Property & casualty, health & welfare, and financial services
– 5 broad product categories – over 20 products and services
Demonstrated Cross-Selling Success
– Approximately 50% of top 400 clients with at least 2 broad product categories
(a)
Source: July 2005 Business Insurance magazine

Historical Perspective Historical Perspective
Historical Perspective
Integration Phase
Focused on
consolidation and
integration efforts while
reducing acquisition
activity
Improved operating and
financial reporting
standards
Strengthened internal
controls
Standardized technology
platforms
Reduced staff headcount;
restructured select
employment agreements
Acquisition Phase
Pursued acquisition
strategy with a vision of
building a national
organization capable of
distributing a broad
range of financial
products and services
Over 90 acquisitions
completed prior to
December 31, 1999
Including acquisitions,
revenues increased from
$10.1 million in 1994 to
$254.6 million in 1999
Limited integration of
acquired businesses
Earnings Momentum/ IPO
Three consecutive
quarters of positive cash
flow from operations
IPO successfully
completed
Debt/capital ratio
significantly reduced
Strengthened
management team
Controlled-Growth Phase
Leverage strength of
current platform to
increase cross-selling
penetration and improve
organic growth
Acquisitions on highly-
selective basis
Pursue only selected
acquisitions that provide
significant opportunities
to leverage existing
infrastructure and expand
product/service
capabilities within
operating regions/offices
Proactively manage
balance sheet
Positioned
for growth
1994 Late 1999 Early 2002 2003
USI is well positioned to leverage its strong operating platform to grow organically and improve margins while pursuing selective strategic acquisitions

Earnings Levers Earnings Levers
Earnings Levers
Organic growth through all market and economic cycles
– Diversified revenue mix
– Proven, proactive cross-selling capability
Focused strategy for Operating
Augment growth with
Management directly aligned with shareholders’ interest
– Substantial % of personal net worth is in USI equity
– 5+% of USI fully diluted ownership
margin expansion
accretive acquisitions

Revenue Diversity Revenue Diversity
Revenue Diversity
Diversified Revenue Mix Diversified Revenue Mix National Scale and Local Presence* National Scale and Local Presence*
Total 2005 Revenue = $508 MM
Property and
Casualty
57%
Group
Employee
Benefits
34%
Specialized
Benefits
Services
9%
Corporate USI Offices
Northwest
6%
Midwest
8%
Midatlantic
13%
Southwest
16%
Southeast
9%
Northeast
20%
California
21%
New England
7%
* Represents USI’s retail brokerage geographic distribution capability.

Distribution Diversity Distribution Diversity
Distribution Diversity
Retail Insurance Brokerage Retail Insurance Brokerage
Alternative Distribution & Other Products Alternative Distribution & Other Products
Property and Casualty
General Commercial Liability
Workers' Compensation
Fidelity and Surety Bonds
Professional Liability
Personal Lines (Auto, Home, etc.)
Workplace Benefits
Core Benefits
Voluntary Benefits
Section 125 Plans
Flexible Spending Accounts
Total Compensation
Electronic Surveys
Print Communications
Association & Other Endorsed Products
Life, Health and Disability
Professional Liability
Workers' Compensation
General Commercial Liability
Travel Insurance and Related Services
Personal Lines (Auto, Home, etc.)
Specialty Wholesale
Healthcare
Primary & Excess General
Liability
Executive Assurance
Professional Liability and E&O
Pharmaceutical Product Liability
Long-term care
Non-standard Physicians
Group Employee Benefits
Health
Life
Disability
Dental
Retirement
Wealth Management Products
Life
Disability
Estate Planning
Business Succession
Annuities

USI Workplace Benefits USI Workplace Benefits
USI Workplace Benefits
Voluntary Benefits is a large and growing market
Largest Independent Distributor of Voluntary Products in the Industry
Industry’s most recognized proprietary technology platform
(ResourceOne)
Industry’s largest call center operation
Regional Sales Model with national network of sales professionals
In-force Premium Volume of Approx. $200M and 800,000 policyholders
Client list with 1,000+ companies, 3,000,000+ employees, that includes many market leaders
Experienced, creative management team
Proven implementation model
Voluntary Benefits is a large and growing market
Largest Independent Distributor of Voluntary Products in the Industry
Industry’s most recognized proprietary technology platform
(ResourceOne)
Industry’s largest call center operation
Regional Sales Model with national network of sales professionals
In-force Premium Volume of Approx. $200M and 800,000 policyholders
Client list with 1,000+ companies, 3,000,000+ employees, that includes many market leaders
Experienced, creative management team
Proven implementation model
Highlights
Highlights

$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
$5.0
1997 1998 1999 2000 2001 2002 2003 2004 2005
Source: 2005 US Worksite Study, Eastbridge Consulting.
Total Voluntary Benefit Sales
(in billions)
Total Voluntary Benefit Sales
(in billions)
Meeting the Needs of a Growing Marketplace:
Voluntary Benefits
Meeting the Needs of a Growing Marketplace:
Meeting the Needs of a Growing Marketplace:
Voluntary Benefits
Voluntary Benefits

Enhancing Benefit Education Enhancing Benefit Education
Enhancing Benefit Education
Above-Average Benefits
Effective
Communication
Ineffective
Communication
Below-Average Benefits
83.6%
25.7% 22.1%
76.2%
Percentage of employees responding favorably
WorkUSA 2004/2005
Watson Wyatt Study: Effective Employees Drive Financial Results

Documented Best Practices Documented Best Practices
Documented Best Practices
Revenue Growth
Client Retention
Cross Selling
New Business
New Producers
Revenue Growth
Client Retention
Cross Selling
New Business
New Producers
Acquisition Execution
Acquisition Pipeline
Acquisition Integration
Acquisition Execution
Acquisition Pipeline
Acquisition Integration
Operating Efficiency
Executive Compensation
Producer Compensation
Ins. Staff Compensation
Admin. Staff Compensation
Operating Expense
People & Culture
Performance Management
Variable Compensation
Culture & Environment
People & Culture
Performance Management
Variable Compensation
Culture & Environment
USI has documented the best practices for each functional area of retail brokerage.

Organic Revenue Growth Organic Revenue Growth
Organic Revenue Growth
Client retention
– Client-centric focus
– Renewal strategies
– Stewardship process
Cross-selling
– Continued focus, training, measurement and incentives
– Increase from 20% of total sales to 30%
New business production
– Standardized bi-weekly sales meetings across all offices
New producer recruitment
– Upgrade production talent
Proactively manage sales behavior
– Track and manage by results

-25%
-20%
-15%
-10%
-5%
0%
5%
10%
15%
20%
25%
Organic Growth
Organic Growth
Strategy
Strategy
-10.2%
-11.3%
+24.5%
-7.0%
-8.0%
+25.0%
Lost Business Non-Recurring Gross New Rate / Exp.
Formal stewardship process
for all accounts over $50,000
Increase penetration of cross
selling across product lines
2005           Target
Consistent and aggressive sales
management nationally
SFA for 100% of producers
Actively manage pipeline
Cross selling is mandatory
Proactively recruiting producers
Superior solutions for clients
“Best Efforts” on large accounts
8% of current business
Shifting contracts to
become more recurring
Acquisition of recurring
revenues
(1) Please see Appendix for definitions of non-GAAP financial measures used throughout this presentation.
-2.0%
+/- 4.0%
P&C and benefits provide balance
Exposure units mitigate fluctuations
2005 NCF Organic Growth
(1)

Renewal Data by Quarter
Renewal Data by Quarter
Source: Advisen Ltd.
100.00
110.00
120.00
130.00
140.00
150.00
160.00
(20.00)
(15.00)
(10.00)
(5.00)
-
5.00
10.00
15.00
20.00
25.00
30.00
35.00
Index % Change
100.00
110.00
120.00
130.00
140.00
150.00
160.00
(20.00)
(15.00)
(10.00)
(5.00)
-
5.00
10.00
15.00
20.00
25.00
30.00
35.00
Index % Change

Increases Organic Revenue Growth,
Improves Client Retention and Perpetuates Revenue Diversification
Cross-Selling Strategy and Benefits Cross-Selling Strategy and Benefits
Cross-Selling Strategy and Benefits
Single distribution point for multiple
products and services
Definition of cross-sell must be across five
broad product categories
Compensation and recognition practices
reinforce cross-selling culture
Aggressive local management of cross
selling activities
Cross-selling is a MANDATORY activity
Single distribution point for multiple
products and services
Definition of cross-sell must be across five
broad product categories
Compensation and recognition practices
reinforce cross-selling culture
Aggressive local management of cross
selling activities
Cross-selling is a MANDATORY activity
Cross-selling leverages relationships by
allowing clients to use one trusted advisor
for all insurance and employee benefit needs
Improved client retention
Additional revenue from cross-selling
enhances organic growth rates
Cross-selling perpetuates revenue
diversification by encouraging sales from
other product and service categories
Reduced acquisition costs due to leveraging
existing relationships
Product diversification and cross selling
opportunity is a differentiator in our M&A
activities
Cross-selling leverages relationships by
allowing clients to use one trusted advisor
for all insurance and employee benefit needs
Improved client retention
Additional revenue from cross-selling
enhances organic growth rates
Cross-selling perpetuates revenue
diversification by encouraging sales from
other product and service categories
Reduced acquisition costs due to leveraging
existing relationships
Product diversification and cross selling
opportunity is a differentiator in our M&A
activities
Strategy Strategy Benefits Benefits

Proven Strategy and Opportunity
Proven Strategy and Opportunity
Top 15 clients ranked by revenues
Cross-Sell / Cross-Service Matrix
Retirement
Core
Benefit
Enrollment
Account
Name
GL Umbrella Auto WC Surety Health Life Disability Retire/401k Voluntary
Pers.
P&C
Life Disability Estate
Def.
Comp
Account 1
Account 2
Account 3
Account 4
Account 5
Account 6
Account 7
Account 8
Account 9
Account 10
Account 11
Account 12
Account 13
Account 14
Account 15
Business Property & Casualty Employee Benefits Executive Benefits
Sold business or currently being provided to client
Proposed and pending
Blocked or proposed; did not sell the account
As of 12/31/05

# of Product
Categories Sold
Cross-Servicing Success
Cross-Servicing Success
= Increase
= Decrease
Product Category 2005 Retention
1 94%
2 98%
3 98%
4+ 99%
Overall Retention 96%
2002 2003 2004 2005 2002 2003 2004 2005
1 or more 15 15 15 15 400 400 400 400
2+ 10 14 13 12 173 189 207 195
3+ 7 9 8 7 66 67 78 82
4+ 4 3 5 5 25 30 33 34
Top 15 Accounts Top 400 Accounts

Operations Summary
Operations Summary
Organizational structure in place and scalable as USI grows
Proactive regional oversight and communication
– Flash Calls – first week of every month
– CEO Calls – third week of every month
– Executive Board – every quarter
– Regional Reviews – every quarter
Expenses are tracked and compared at a detailed level by
region and by operating company
– Detailed plans are in place to drive Field Margin to 30% of revenue
Comprehensive budgeting and business planning process
Strict compliance with policy and procedures

25.2%
21.8%
6.8%
18.1%
25.4%
26.1%
6.1%
19.3%
30.0% 30.0%
5.0%
25.0%
0%
5%
10%
15%
20%
25%
30%
35%
40%
Insurance Brokerage Specialized Benefits Corporate Segment Operating Income
2004A 2005A Target
Margin Expansion
Margin Expansion
Our goal is to achieve a mid-20’s Operating Income margin by driving field margins to 30.0% and corporate expense to 5.0% of revenue.
Note:  Current GAAP Reporting Segments
Note:  Depreciation is approximately 2.0% of overall of revenue.
Workplace Benefits
Near Target
Achieve
With Scale
50% of OpCos
Near Target

Operating Income Margin
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
2004 A 2005 A 2006 B
1st Quartile 2nd Quartile 3rd Quartile 4th Quartile
Quartile Analysis
Quartile Analysis
The top three quartiles of retail brokerage require continual fine tuning, while the bottom quartile requires more significant improvements.
17 OpCo’s
26 OpCo’s
32 OpCo’s
Note:  Direct expenses and pure retail brokerage only.

2%
3%
4%
5%
6%
7%
8%
USI Corporate is committed to reducing the corporate expense ratio to achieve our overall efficiency goals.
Corporate Expense Plans Corporate Expense Plans
Corporate Expense Plans
Corporate Expense Ratio
4.8%
5.7%
6.8%
6.1%
2002A 2003A 2004A 2005A
Public Company
Related Expense
Year

Disciplined Acquisition Strategy Disciplined Acquisition Strategy
Disciplined Acquisition Strategy
Highly fragmented industry with over 13,000 agencies between $0.5 - $10.0 million in revenue, for a combined $20.0 billion in total revenue
– Average age of agency owner is 59 versus 53 in the early 90’s per survey of U.S.
agencies by the Agency Consulting Group
Disciplined acquisition strategy
– Strong management talent, with desire to grow beyond stand-alone capabilities
– Current geographic footprint
– Fold-in acquisitions preferred
Must meet financial criteria
– Accretive to cash earnings per share in first 12 months
– Target purchase price within 6-7x Pro Forma EBITDA (excluding synergies)
– Mix of cash, seller notes and stock
– Minimum IRR of 15% for stand-alone operations and 12% for fold-in operations
Passed on 36 potential transactions, approximately $403 million in revenue during 2005, that did not meet our criteria
Every significant acquisition that initially meets USI’s criteria is thoroughly reviewed by senior management and the Board of Directors before entering into a binding purchase commitment with a potential target
Highly fragmented industry with over 13,000 agencies between $0.5 - $10.0 million in revenue, for a combined $20.0 billion in total revenue
– Average age of agency owner is 59 versus 53 in the early 90’s per survey of U.S.
agencies by the Agency Consulting Group
Disciplined acquisition strategy
– Strong management talent, with desire to grow beyond stand-alone capabilities
– Current geographic footprint
– Fold-in acquisitions preferred
Must meet financial criteria
– Accretive to cash earnings per share in first 12 months
– Target purchase price within 6-7x Pro Forma EBITDA (excluding synergies)
– Mix of cash, seller notes and stock
– Minimum IRR of 15% for stand-alone operations and 12% for fold-in operations
Passed on 36 potential transactions, approximately $403 million in revenue during 2005, that did not meet our criteria
Every significant acquisition that initially meets USI’s criteria is thoroughly reviewed by senior management and the Board of Directors before entering into a binding purchase commitment with a potential target

2003-2004 Acquisitions
2003-2004 Acquisitions
Agency Revenue Location
Guild Agency 2.4 $      Westbury, NY Not for Profit
Hastings Tapley 11.8 $    Boston, Mass Entry into Boston market
BMI Insurance 4.5 $      Long Beach, CA Property
O'Leary-Kientz 4.1 $      Cincinnati, OH Construction
Benefits Team 1.9 $      Houston, TX Employee Benefits
Diversified Insurance 0.8 $      Chicago, IL Employee Benefits
Bertholon-Rowland Corp. 25.0 $    New York, NY Legal Professional
Dodge, Warren, & Peters 25.0 $    Los Angeles, CA Expansion in So. Cal.
Future Planning Associates 10.0 $    Matawan, NJ Union endorsed programs
Benefit Partners of America 4.0 $      Nashville, TN Worksite marketing
2003 -2004 Total 89.5 $
Specialty or Focus
2003–2004 acquisitions ($ millions)

2005 Acquisitions
2005 Acquisitions
2005 acquisitions ($ millions)
Agency Revenue Location
Patterson//Smith 11.0 $    Falls Church, VA Expansion in DC
Summit Global Partners 66.0 $    TX, FL, IL, CA, other Expansion in Texas and Florida
Chase Insurance Agency 3.5 $      New York, NY Employee Benefits/P&C
Humanex 2.5 $      San Francisco, CA Employee Benefits
Benefits Unlimited 2.5 $      Cranston, RI Employee Benefits
David A. Bamel 3.0 $      Woburn, MA Employee Benefits
Cross & Associates, Inc. 5.2 $      Cincinnati, OH Employee Benefits
CBIZ Worksite Services, Inc. 6.0 $      Orlando, FL Large account Worksite Marketing
Dascit, White & Winston, Inc. 3.7 $      New York, NY GA Employee Benefts expansion
Richmond Preferred 0.2 $      Richmond, VA Employee Benefits/P&C
IBSi, LLC 0.4 $      Lancaster, PA GA Employee Benefts expansion
Scott Conklin 0.3 $      Cincinnati, OH P&C
2005 Total 104.3 $
2003-2005 YTD Total 193.8 $
Speicalty or Focus

USI Holdings Corporation USI Holdings Corporation Financial Overview Financial Overview

(1)  2005 Revenue excludes $6.7 million adjustment related to a change in an accounting estimate.
(2) Operating Income is defined as Operating Revenues minus Compensation and Employee Benefits, Equity Based  Compensation, Other Operating Expenses and
Depreciation; excludes certain identified expenses (see Appendix for definitions of non-GAAP financial measures used throughout this presentation and related reconciliation to GAAP financial measures).
2001 - 1Q 2006 Revenue & Operating Income (1)(2)
$136.6
$28.9
$515.0
$316.3
$341.0
$299.2
$403.2
$122.0
$99.1
$63.8
$40.3
$25.5
$53.9
$73.0
20.9%
21.1%
13.5%
17.0%
18.7%
18.1%
19.3%
$0
$100
$200
$300
$400
$500
$600
$700
2001 2002 2003 2004 2005 1Q 05 1Q 06
0.0%
4.0%
8.0%
12.0%
16.0%
20.0%
24.0%
Revenue Operating Income Margin
Historical Financial Results Historical Financial Results
Historical Financial Results
$ millions
Our revenue and adjusted operating income have improved since 2001.

Operating Highlights Operating Highlights
Operating Highlights
Proven track record of consistently growing Revenue and Operating Income
Revenue increased at CAGR of 14.4% from 2001 to 1Q 2006
Operating Income increased at a 24.6% CAGR from 2001 to 1Q 2006
Improved operating efficiency evidenced by increase in Operating margin from 13.5% in 2001 to 19.3% in 2005, excluding identified and non-recurring expenses
(1)  2005 Revenue excludes $6.7 million adjustment related to a change in an accounting estimate.
(2) Operating Income is defined as Operating Revenues minus Compensation and Employee Benefits, Equity Based  Compensation, Other Operating Expenses
and Depreciation; excludes certain identified expenses (see Appendix for definitions of non-GAAP financial measures used throughout this presentation and related reconciliation to GAAP financial measures).
Operating Highlights
($ in millions)
2001 2002 2003 2004 2005 2005 2006
Operating Revenues
(1)
$299.2 $316.3 $341.0 $403.2 $515.0 $122.0 $136.6
Total Operating Expenses $246.3 $251.6 $267.7 $321.6 $406.2 $94.2 $105.3
Depreciation $12.6 $10.8 $9.4 $8.6 $9.7 $2.3 $2.5
Operating Income
(2)
$40.3 $53.9 $63.8 $73.0 $99.1 $25.5 $28.9
Fiscal year First Quarter

USI Summary Income Statement
USI Summary Income Statement
(a)
(a)
(a) Please see Appendix for definitions of non-GAAP financial measures used throughout this presentation and related reconciliations to GAAP financial measures.
(b) 2005 Revenue excludes a $6.7mm adjustment related to a change in an accounting estimate.
(c) 4Q 2004 excludes $12.4mm in Identified 4th Quarter Expenses related to the Company’s margin improvement plan. For the three and twelve months ended December 31, 2005, the Company recorded expenses of $1.2 million and $8.1 million, respectively. The expenses were comprised of restructuring of sales professionals' employment agreements, employee severance and related benefits and lease termination costs. Additionally, in the three and twelve months ended December 31, 2005, the Company recorded expenses of $0.1 million and $8.6 million, respectively, related primarily to the acquisition of Summit Global Partners.
($ in thousands)
2006 2005 2005 2004 2003
Total Revenues
(b)
136,628 $     122,012 $    514,951 $     403,214 $   341,001 $
Operating Income
(c)
28,876          25,504         99,145          72,991        63,834
Income from Continuing Operations plus
Amortization of Intangibles
(c)
17,294          15,737         62,433          46,984        40,281
Fully Diluted Shares
57,792          54,302         56,506          49,127        46,028
Per Share:
Income from Continuing Operations plus
amortization of intangible assets
(c)
0.30 $           0.29 $          1.10 $           0.96 $         0.88 $
Growth in Cash EPS
3.3% -- 15.4% 9.4%
Year Ended
First Quarter
($ in thousands)
2006 2005 2005 2004 2003
Total Revenues
(b)
136,628 $     122,012 $    514,951 $     403,214 $   341,001 $
Operating Income
(c)
28,876          25,504         99,145          72,991        63,834
Income from Continuing Operations plus
Amortization of Intangibles
(c)
17,294          15,737         62,433          46,984        40,281
Fully Diluted Shares
57,792          54,302         56,506          49,127        46,028
Per Share:
Income from Continuing Operations plus
amortization of intangible assets
(c)
0.30 $           0.29 $          1.10 $           0.96 $         0.88 $
Growth in Cash EPS
3.3% -- 15.4% 9.4%
Year Ended
First Quarter

Capitalization Capitalization
Capitalization
(a) As of 3/31/06, there was $73.8 million available under the revolver.
(b) LTM PF EBITDA adjusted to reflect Pro Forma EBITDA from acquisitions completed to date. (see Appendix for definitions of non-
GAAP financial measures used throughout this presentation and related reconciliation to GAAP financial measures).
($ thousands)                                            As of
March 31, 2006 2005 2004
Operating Cash 29,073 $             27,289 $           2,867 $
Debt:
     Term loan & revolver (a) 210,000 $           211,512 $         128,438 $
     Seller notes and other debt 27,226                25,020              27,886
Total Debt 237,226              236,532            156,324
Total Stockholders’ Equity 420,442              409,981            327,565
Total Capitalization 657,668 $           646,513 $         483,889 $
Leverage:
Debt/LTM PF EBITDA (b) 2.0x 2.3x 1.8x
Debt/Total Capitalization 36.1% 36.6% 32.3%
As of December 31st
($ thousands)                                            As of
March 31, 2006 2005 2004
Operating Cash 29,073 $             27,289 $           2,867 $
Debt:
     Term loan & revolver (a) 210,000 $           211,512 $         128,438 $
     Seller notes and other debt 27,226                25,020              27,886
Total Debt 237,226              236,532            156,324
Total Stockholders’ Equity 420,442              409,981            327,565
Total Capitalization 657,668 $           646,513 $         483,889 $
Leverage:
Debt/LTM PF EBITDA (b) 2.0x 2.3x 1.8x
Debt/Total Capitalization 36.1% 36.6% 32.3%
As of December 31st

2.3x
3.3x
5.3x
9.6x
7.2x
7.4x
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
2001 2002 2003 2004 2005 1Q 06
2.0x 2.0x
1.8x
2.3x
2.0x
0.0x
0.5x
1.0x
1.5x
2.0x
2.5x
3.0x
3.5x
4.0x
4.5x
5.0x
2002 2003 2004 2005 1Q 06
Credit Ratios Credit Ratios
Credit Ratios
Debt/Adjusted PF EBITDA Debt/Adjusted PF EBITDA
(1) (1)
EBITDA EBITDA
(2) (2)
/Interest expense /Interest expense
(3) (3)
(1)
Represents adjusted pro forma EBITDA (including pro forma EBITDA from acquisitions), as per covenant calculation methodology.
(2)
EBITDA is defined as Total Revenues minus Compensation and Employee Benefits, Equity Based Compensation and Other Operating Expenses; excludes certain identified expenses (see Appendix for definitions of non-GAAP financial measures used throughout this presentation and related reconciliation to GAAP financial measures).
(3)
Interest expense excludes non-cash expenses of $2.6 million and $4.0 million related to early extinguishment of debt in 2002 and 2003, respectively.

Financial Summary Financial Summary
Financial Summary
Strong overall revenue growth (14.4% CAGR since 2001)
Continued improvement in Operating Margin from 13.5% in
2001 to 19.3% in 2005
Strong growth in operating income (24.6% CAGR since
2001)
15.4% Cash EPS growth in 2005
Solid capital structure and prudent use of leverage
Financial flexibility with $29mm in balance sheet cash and
$74mm in revolver availability

The USI Story The USI Story
The USI Story
Organic Revenue Growth
– Revenue diversification
– Cross-selling
– Sales management
Margin Expansion Opportunity
Acquisition Opportunities
– Growing high quality pipeline
– Disciplined approach
– USI story is attractive to target companies
Motivated and Focused Management Team
– Aligned goals and strategies
– Over 130 years of combined experience
Organic Revenue Growth
– Revenue diversification
– Cross-selling
– Sales management
Margin Expansion Opportunity
Acquisition Opportunities
– Growing high quality pipeline
– Disciplined approach
– USI story is attractive to target companies
Motivated and Focused Management Team
– Aligned goals and strategies
– Over 130 years of combined experience

USI Holdings Corporation USI Holdings Corporation Appendix Appendix

Non-GAAP Financial Measures Non-GAAP Financial Measures
Non-GAAP Financial Measures
a) Operating Income is defined as revenues, less compensation and employee benefits, stock-based compensation, other operating expenses and depreciation. Compensation and employee benefits and other operating expenses are adjusted to exclude expenses related to USI's margin improvement plan and acquisition integration efforts which USI's management does not consider indicative of the Company's run-rate, or normal operating expenses. The margin improvement plan was announced in the fourth quarter of 2004 in order to reduce ongoing operating expenses.  Acquisition integration expenses are incurred during integration of acquired companies. Neither margin improvement plan nor acquisition integration expenses are considered by management as representative of USI's ongoing cost structure. USI presents Operating Income because management believes that it is a relevant and useful indicator of operating profitability.  Management believes that Operating Income is relevant owing to
USI's leveraged approach to its capital structure and resulting significant amount of interest expense, USI's accounting for all acquisitions using the purchase method of accounting and resulting significant amount of amortization of intangible assets and due to USI's margin improvement and acquisition integration efforts. Additionally, management believes that investors in its stock use Operating Income to compare USI's ability to generate operating profits with its peers and for valuation purposes.
b) Income from continuing operations plus amortization of intangible assets (or “Cash Earnings”) is presented because management believes that it is a relevant and useful indicator of its ability to generate working capital.  Management believes that income from continuing operations plus amortization of intangible assets is relevant owing to the significant amount of amortization of intangible assets resulting from accounting for all acquisitions using the purchase method of accounting.
Additionally, management believes that investors in its stock use Income from continuing operations plus amortization of intangible assets to compare USI with its peers and for valuation purposes.  This financial measure should not be considered as an alternative to other financial measures determined  in accordance with GAAP
c) Organic Revenue growth/(decline), excludes the current period’s total revenues attributable to acquisitions and the prior period’s total revenues from divested businesses during the twelve months following acquisition or divestiture. We present Organic
Revenue growth/(decline) and feel it is relevant because it allows us to discern year-over-year growth in revenues related to the success or failure of our ability to execute on our sales and client retention strategies.
d) Operating margin (Operating Income as a percentage of Revenues) is presented because management believes that it is a relevant and useful indicator of operating efficiency. USI uses Operating Income and Operating margin in budgeting and evaluating operating company performance. These financial measures should not be considered as an alternative to other financial measures determined in accordance with GAAP.
You should not consider these financial measures as alternatives to other financial measures determined in accordance with counting principles generally accepted in the United States of America, which we refer to as GAAP, or as alternatives to cash flows from operating activities, investing activities or financing activities, or as a measure of liquidity. In addition, please note that because not all companies calculate these financial measures similarly, the presentation of these measures in this report is not necessarily comparable to those of other companies. We strongly urge investors or potential investors in our stock to review the calculation of Operating Income and Operating
Margin and Organic Revenue and the related reconciliation to GAAP financial measures in “Results of Operations” in our 10-K and 10-Q.

1Q 2006 Reconciliation to GAAP
1Q 2006 Reconciliation to GAAP
For the Three Months Ended
March 31,
2006 As
Reported
Identified
Adjustments
2006 Excluding
Identified
Adjustments
(Dollars in Thousands)
Revenues 136,628 $           - $                    136,628 $
Compensation and employee benefits 75,491                 -                       75,491
Non-cash stock-based compensation:
  Restricted stock awards 695                      -                       695
  Stock option expense 823                      (823)                     -
Other operating expenses 29,067                 -                       29,067
Depreciation 2,499                   -                       2,499
Operating Income 28,053                 823                      28,876
Operating Margin
20.5% 21.1%
Amortization of intangible assets 7,902                   -                       7,902
Interest 4,488                   -                       4,488
Early extinguishment of debt 2,093                   (2,093)                  -
Acquisition integration expenses (a) 18                        (18)                       -
Total Expenses 123,076              (2,934)                  120,142
Income from continuing operations before income tax expense 13,552                 2,934                   16,486
Income tax expense 5,832                   1,262                   7,094
Income from continuing operations 7,720                   1,672                   9,392
Addback:  Amortization of intangible assets 7,902                   -                       7,902
Income from continuing operations plus amortization of intangible assets 15,622 $             1,672 $                17,294 $
Per Share Data - Diluted:
Income From Continuing Operations 0.13                     0.03 0.16
Addback:  Amortization of intangible assets 0.14                     -                       0.14
Income from continuing operations plus amortization of intangible assets 0.27                     0.03                     0.30
(a) Amounts are included in other operating expenses in the Consolidated Statements of Operations.
Effective January 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards No. 123(R). Accordingly, beginning in the first quarter, the Company recorded expenses of $0.8 million related to its stock option and employee stock purchase plans. Additionally, in the first quarter of 2006, the Company recorded $2.1 million of expense for an early extinguishment of debt related to its new credit facility. There were no such similar expenses in
2005.

1Q 2005 Reconciliation to GAAP
1Q 2005 Reconciliation to GAAP
For the Three Months Ended
March 31,
2005 As
Reported
Identified
Adjustments
2005 Excluding
Identified
Adjustments
Total revenues 122,012 $           - $                    122,012 $
Compensation and employee benefits 68,782                 -                       68,782
Non-cash stock-based compensation, restricted stock awards 318                      -                       318
Other operating expenses 25,080                 -                       25,080
Depreciation 2,328                   -                       2,328
Operating Income 25,504                 -                       25,504
Operating Margin 20.9% 20.9%
Amortization of intangible assets 6,753                   -                       6,753
Interest 3,100                   -                       3,100
Margin improvement plan expenses (a) 4,030                   (4,030)                  -
Acquisition Integration expenses (a) 8,122                   (8,122)                  -
Total Expenses 118,513              (12,152)                106,361
Income from continuing operations before income tax expense 3,499                   12,152                 15,651
Income tax expense 1,514                   5,153                   6,667
Income from continuing operations 1,985                   6,999                   8,984
Addback:  Amortization of intangible assets 6,753                   -                       6,753
Income from continuing operations plus amortization of intangible assets 8,738 $                6,999 $                15,737 $
Per Share Data - Diluted:
Income From Continuing Operations 0.03 $                  0.13 $                  0.17 $
Addback:  Amortization of intangible assets 0.13                     -                       0.12
Income from continuing operations plus amortization of intangible assets 0.16 $                  0.13 $                  0.29 $
(Dollars in Thousands, Except per Share Amounts)
(a) Amounts are included in compensation and employee benefits and other operating expenses in the Consolidated Statements of Operations.
In December 2004, USI announced that it had approved a plan to take steps to reduce ongoing operating expenses. As a result of these actions, for the three months ended March 31, 2005, the Company recorded expenses of $4.0 million. The expenses were comprised of restructuring of sales professionals'
employment agreements, employee severance and related benefits and lease termination costs. Additionally, in the three months ended March 31, 2005, the
Company recorded expenses of $8.1 million related to the acquisition of Summit Global Partners. There were no such similar adjustments for the three months ended March 31, 2006. All adjustments noted above are referred to as "Identified Adjustments."

2005 Reconciliation to GAAP
2005 Reconciliation to GAAP
December 31,
2005 As
Reported
Identified
Adjustments
2005 Excluding
Identified
Adjustments
Total revenues 508,284 $        6,667 $            514,951 $
Compensation and employee benefits 287,807           567                  288,374
Non-cash stock-based compensation 2,579               -                   2,579
Other operating expenses 115,198           -                   115,198
Depreciation 9,655               -                   9,655
Operating Income 93,045             6,100               99,145
Operating Margin 18.3% 19.3%
Amortization of intangible assets 30,549             -                   30,549
Interest 15,036             -                   15,036
Margin improvement plan expenses (a) 8,141               (8,141)              -
Acquisition Integration expenses (a) 8,573               (8,573)              -
Total Expenses 477,538           (16,147)            461,391
Income from continuing operations before income tax expense 30,746             22,814             53,560
Income tax expense 12,713             8,963               21,676
Income from continuing operations 18,033             13,851             31,884
Addback:  Amortization of intangible assets 30,549             -                   30,549
Income from continuing operations plus amortization of intangible assets 48,582 $          13,851 $          62,433 $
Per Share Data - Diluted:
Income From Continuing Operations 0.32 $              0.25 $              0.56 $
Addback:  Amortization of intangible assets 0.54                 -                   0.54
Income from continuing operations plus amortization of intangible assets 0.86 $              0.25 $              1.10 $
(a) Amounts are included in compensation and employee benefits and other operating expenses in the Consolidated Statements of Operations.
(Dollars in Thousands, Except per Share Amounts)
For the Twelve Months Ended
On December 20, 2004, USI announced that its Board of Directors had approved a plan to take steps to reduce ongoing operating expenses. As a result of these actions, for the three and twelve months ended December 31, 2005, the Company recorded expenses of $1.2 million and $8.1 million, respectively. The expenses were comprised of restructuring of sales professionals' employment agreements, employee severance and related benefits and lease termination costs. Additionally, in the three and twelve months ended December 31, 2005, the Company recorded expenses of $0.1 million and $8.6 million related primarily to the acquisition of Summit Global Partners. Lastly, for the three and twelve months ended
December 31, 2005, the Company recorded adjustments to revenues and related producer compensation payable of $3.7 million and $0.1 million and $6.7 million and $0.6 million, respectively, related to a change in accounting estimate. All adjustments noted above are referred to as "Identified Adjustments."

2004 Reconciliation to GAAP
2004 Reconciliation to GAAP
December 31,
2004 As
Reported
Identified
Adjustments
2004 Excluding
Identified
Adjustments
Revenues 403,214 $        - $                403,214 $
Compensation and employee benefits 228,211           -                   228,211
Non-cash stock-based compensation 417                  -                   417
Other operating expenses 93,006             -                   93,006
Depreciation 8,589               -                   8,589
Operating Income 72,991             -                   72,991
Operating Margin
18.1% 18.1%
Amortization of intangible assets 23,099             -                   23,099
Interest 8,531               -                   8,531
Margin improvement plan expenses 12,371             (12,371)            -
Acquisition integration expenses 276                  (276)                 -
Total Expenses 374,500           (12,647)            361,853
Income from continuing operations before income tax expense 28,714             12,647             41,361
Income tax expense 12,653             4,823               17,476
Income from continuing operations 16,061             7,824               23,885
Addback:  Amortization of intangible assets 23,099             -                   23,099
Income from continuing operations plus amortization of intangible assets 39,160 $          7,824 $            46,984 $
Per Share Data - Diluted:
Loss (income) From Continuing Operations 0.33 $              0.16 $              0.49 $
Addback:  Amortization of intangible assets 0.47                 -                   0.47
Income from continuing operations plus amortization of intangible assets 0.80 $              0.16 $              0.96 $
On December 20, 2004, USI announced that its Board of Directors had approved a plan to take steps to reduce ongoing operating expenses. As a result of these actions, the Company recorded expenses of $12.4 million in the fourth quarter of 2004 ("Identified Adjustments"). The expenses were comprised of restructuring of sales professionals’ employment agreements, employee severance and related benefits, contract termination costs and lease termination costs. Additionally, in 2004, the Company recorded $0.3 million in acquisition integration costs.
For the Twelve Months Ended

Reconciliation to GAAP Financial Measures Reconciliation to GAAP Financial Measures
Reconciliation to GAAP Financial Measures
($  in millions) 2001 2002 2003 2004 2005 2005 2006
Total Revenues $299.21 $316.33 $341.00 $403.21 $508.28 $122.01 $136.63
Expenses:
   Compensation and Employee Benefits 194.17      195.06      192.95          234.76        304.19       80.94        75.49
   Equity Based Compensation 3.09          (1.73)         -               0.42            2.58           0.32          1.52
   Other Operating Expenses 75.98        62.13        75.19            99.10          115.53       25.07        29.09
   Amortization of intangible assets 31.47        20.31        20.93            23.10          30.55         6.75          7.90
   Depreciation 12.64        10.83        9.42              8.59            9.66           2.33          2.50
    Interest 23.40        17.24        9.71              8.53            15.04         3.10          4.49
    Early Extinguishment of Debt -            2.61          4.05              -              -             -            2.09
Total Expenses
340.75 $   306.45 $   312.26 $       374.50 $     477.54 $    118.51 $   123.08 $
Income from continuing operations before
income tax expense (41.54) $    9.88 $       28.74 $         28.71 $       $30.75 $3.50 $13.55
Income tax expense (6.62)         (0.53)         (5.04)            12.65          12.71         $1.51 $5.83
Income from continuing operations
(34.92) $    10.41 $     33.78 $         16.06 $       $18.03 $1.99 $7.72
First Quarter
Ended March 31st
($  in millions) 2001 2002 2003 2004 2005 2005 2006
Total Revenues $299.21 $316.33 $341.00 $403.21 $508.28 $122.01 $136.63
Expenses:
   Compensation and Employee Benefits 194.17      195.06      192.95          234.76        304.19       80.94        75.49
   Equity Based Compensation 3.09          (1.73)         -               0.42            2.58           0.32          1.52
   Other Operating Expenses 75.98        62.13        75.19            99.10          115.53       25.07        29.09
   Amortization of intangible assets 31.47        20.31        20.93            23.10          30.55         6.75          7.90
   Depreciation 12.64        10.83        9.42              8.59            9.66           2.33          2.50
    Interest 23.40        17.24        9.71              8.53            15.04         3.10          4.49
    Early Extinguishment of Debt -            2.61          4.05              -              -             -            2.09
Total Expenses
340.75 $   306.45 $   312.26 $       374.50 $     477.54 $    118.51 $   123.08 $
Income from continuing operations before
income tax expense (41.54) $    9.88 $       28.74 $         28.71 $       $30.75 $3.50 $13.55
Income tax expense (6.62)         (0.53)         (5.04)            12.65          12.71         $1.51 $5.83
Income from continuing operations
(34.92) $    10.41 $     33.78 $         16.06 $       $18.03 $1.99 $7.72
First Quarter
Ended March 31st

Reconciliation to GAAP Financial Measures (cont’d) Reconciliation to GAAP Financial Measures (cont’d)
Reconciliation to GAAP Financial Measures (cont’d)
(1) Includes charges relating to elimination of redundant positions, renegotiating sales professionals’ and executives’ contracts, early termination of lease commitments and relocation of corporate offices from San Francisco to New York.
(2) Includes charges relating to employee severance and related benefits, facilities closures, modification of sales professionals’ agreements and service contract terminations.
(3) Includes charges relating to a service agreement amendment, officer resignations and retirements, establishment of a self-insurance plan liability, write-off of uncollectible receivables and termination of a strategic marketing agreement with a technology company.
(4) Adjustment to revenues related to a change in accounting estimate for direct bill revenues.
($  in millions) 2001 2002 2003 2004 2005 2005 2006
Income From Continuing Operations (34.92) $    10.41 $     33.78 $     16.06 $     18.03 $     1.99 $        7.72 $
Addback:
   Amortization of intangible assets 31.47        20.31        20.93        23.10        30.55        6.75           7.90
   Depreciation 12.64        10.83        9.42          8.59          9.66          2.33           2.50
   Interest 23.40        17.24        9.71          8.53          15.04        3.10           4.49
   Early Extinguishment of Debt -            2.61          4.05          -            -            -             2.09
   Income tax expense (6.62)         (0.53)         (5.04)         12.65        12.71        1.51           5.83
EBITDA 25.97 $     60.86 $     72.86 $     68.93 $     $85.99 $15.68 $30.53
EBITDA Margin 8.7% 19.2% 21.4% 17.1% 16.7% 12.9% 22.3%
One-Time Charges
   Integration Efforts ¹
$14.13 $5.51 $0.40 $0.28 $8.57 $8.12 $0.02
   Margin Improvement ²
-            -            -            12.37        8.14          4.03           -
   Other Charges³
8.35          4.16          -            -            -            -             -
   Non-Cash Changes in Equity 4.50          (5.80)         -            -            -            -             0.82
   Accounting  Adjustments
4
-            -            -            -            6.10          -             -
Total One-time Charges $26.98 $3.87 $0.40 $12.65 $22.81 $12.15 $0.84
Adjusted EBITDA 52.94 $     $64.73 $73.26 $81.58 $108.80 $27.83 $31.38
Adjusted EBITDA Margin 17.7% 20.5% 21.5% 20.2% 21.1% 22.8% 23.0%
Depreciation 12.64        10.83        9.42          8.59          9.66          2.33           2.50
Adjusted Operating Income 40.31 $     $53.90 $63.83 $72.99 $99.15 $25.50 $28.88
Adjusted Operating Income Margin 13.5% 17.0% 18.7% 18.1% 19.3% 20.9% 21.1%
First Quarter
Ended March 31st

USI Holdings Corporation USI Holdings Corporation June 2006 June 2006